UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2009

Waccamaw Bankshares, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-33046	52-2329563
(State or other jurisdiction of incorporation )	(Commission File Number	(IRS Employer Identification No.)

110 North J.K. Powell Boulevard, Whiteville, NC		28472
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (910) 641-0044

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 17, 2009, Waccamaw Bankshares, Inc. (the “Registrant”) dismissed its independent accountant, Dixon Hughes PLLC (“Dixon Hughes”), who had been engaged since April 7, 2008, as the principal accountant to audit the Registrant’s financial statements. Dixon Hughes’s report on the financial statements of the Registrant as of and for the year ended December 31, 2008, does not contain an adverse opinion or a disclaimer of opinion, nor is it qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended and approved by the Registrant’s audit committee.

From the date of Dixon Hughes’s engagement, April 7, 2008, to the date of its dismissal, April 17, 2009, there were no disagreements with Dixon Hughes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Registrant has sent a copy of this current report on Form 8-K to Dixon Hughes and has asked that Dixon Hughes furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the Registrant’s disclosure contained herein. The Registrant has filed that letter as Exhibit 16.1 to this Form 8-K.

As of April 17, 2009, the Registrant hired Elliott Davis, PLLC, to be its independent accountant on a going-forward basis. Elliot Davis previously served as the Registrant’s independent accountant until April 7, 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
16.1	Letter from Dixon Hughes PLLC, former independent accountant to Waccamaw Bankshares, Inc., to the United States Securities and Exchange Commission (April 22, 2009).

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Company’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Company’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACCAMAW BANKSHARES, INC.

	By:	/s/ James G. Graham
James G. Graham
President and Chief Executive Officer

Dated: April 23, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16.1	Letter from Dixon Hughes PLLC, former independent accountant to Waccamaw Bankshares, Inc., to the United States Securities and Exchange Commission (April 22, 2009).